Exhibit 99.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Amendment”) is entered into as of August 10, 2013 by and among Exelon Corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto (the “Lenders”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of March 23, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments. Upon the “Third Amendment Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) Addition of Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions in the appropriate alphabetical order:

“Extension Date” means August 10, 2012.

“Like-Kind Exchange Matter” means the IRS’s challenge to the position taken by the Borrower on its 1999 federal income tax return with respect to the sale of ComEd’s fossil generating assets and the use of certain of the sale proceeds in a like-kind exchange transaction.

(b) Amendment to Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Interest Expense” means, for any period, “interest expense” as shown on a consolidated statement of income of the Borrower for such period prepared in accordance with GAAP, excluding any non-cash interest expense recorded as “interest expense” on a consolidated statement of income of the Borrower in connection with the Like-Kind Exchange Matter.

“Net Cash Flows From Operating Activities” means, for any period, “Net Cash Flows provided by Operating Activities” as shown on a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, excluding any “Changes in assets and liabilities” (as shown on such statement of cash flows) taken into account in determining such Net Cash Flows provided by Operating Activities (except for any non-cash changes in assets and liabilities recorded by the Borrower in connection with the Like-Kind Exchange Matter).

(c) Amendment to Section 2.17.1. Section 2.17.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 2.17.1 Extension Requests. The Borrower may, not more than two (2) times, by notice to the Administrative Agent (which shall promptly notify each Lender) not earlier than 60 and not later than 30 days prior to any anniversary of the Extension Date (each, an “Anniversary Date”), request that each Lender extend such Lender’s scheduled Termination Date then in effect (the “Existing Termination Date”) for an additional year from the Existing Termination Date, it being understood that the Termination Date shall not be later than the seventh anniversary of the Extension Date as a result of any such request.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (i) in full force and effect and (ii) sufficient for the purposes hereof.

(c) This Amendment has been duly executed by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(d) Each of the representations and warranties contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof.

(e) No Unmatured Event of Default or Event of Default has occurred and is continuing.

3. Effectiveness. This Amendment shall become effective as of the date first set forth above (the “Third Amendment Effective Date”) upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Majority Lenders (without respect to whether it has been executed and delivered by all the Lenders).

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Borrower or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

(c) The provisions set forth in Sections 8.04, 8.09, 8.10 and 8.13 of the Credit Agreement are hereby incorporated into this Amendment mutatis mutandis.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 8.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or other electronic transmittal shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Credit Agreement as of the date first above written.

EXELON CORPORATION

By:	/s/ Jonathan W. Thayer
Name:	Jonathan W. Thayer
Title:	EVP and CFO, Exelon Corp.

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an LC Issuer and as a Lender

By:	/s/ Juan Javellana
Name:	Juan Javellana
Title:	Executive Director

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Andrew N. Taylor
Name:	Andrew N. Taylor
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Will Merritt
Name:	Will Merritt
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

Barclays Bank PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskly
Name:	Vanessa A. Kurbatskly
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

CITIBANK, N.A., as a Lender

By:	/s/ Anita Brickell
Name:	Anita Brickell
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

BNP Paribas, as a Lender

By:	/s/ Francis DeLaney
Name:	Francis DeLaney
Title:	Managing Director

By:	/s/ Pasquale Perraglia
Name:	Pasquale Perraglia
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

The Bank of Nova Scotia, as a Lender

By:	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

The Bank of Tokyo-Mitsubishi UFJ, Ltd, as a Lender

By:	/s/ Chi-Cheng Chen
Name:	Chi-Cheng Chen
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Shawn Young
Name:	Shawn Young
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Alex Verdone
Name:	Alex Verdone
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

MIZUHO BANK (USA), as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Kelly Chin
Name:	Kelly Chin
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kyle E. Hoffman
Name:	Kyle E. Hoffman
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

UBS AG STAMFORD BRAMCJ, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

U.S. Bank, N.A., as a Lender

By:	/s/ Eric J. Cosgrove
Name:	Eric J. Cosgrove
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

PNC Bank, National Association, as a Lender

By:	/s/ Jon R. Hinard
Name:	Jon R. Hinard
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

Canadian Imperial Bank of Commerce, New York Agency, as a Lender

By:	/s/ Gordon Eadon
Name:	Gordon Eadon
Title:	Authorized Signatory

By:	/s/ Robert Casey
Name:	Robert Casey
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

TD BANK, N.A., as a Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Mark W. Rogers
Name:	Mark W. Rogers
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Ramal L. Moreland
Name:	Ramal L. Moreland
Title:	Assistant Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

The Northern Trust Company, as a Lender

By:	/s/ Keith Burson
Name:	Keith Burson
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

KeyBank National Association, as a Lender

By:	/s/ Sherrie I. Manson
Name:	Sherrie I. Manson
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]

The Huntington National Bank, as a Lender

By:	/s/ Joe Tonges
Name:	Joe Tonges
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement (Exelon)]